                                                                    EXHIBIT 24.2

                       CONSENT OF INDEPENDENT ACCOUNTANTS

     We consent to the inclusion in this registration statement on Form S-1 of our report, dated February 28, 1997, on our audits of the consolidated financial statements and financial statement schedule of Schlotzsky's, Inc. and Subsidiaries. We also consent to the reference to our firm under the caption "Experts."

                                                        COOPERS & LYBRAND L.L.P.

Austin, Texas
September 23, 1997